Exhibit 99.4


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 Date: May 31, 2006

 To:   Morgan Stanley Mortgage Loan              From:    Morgan Stanley Capital
       Trust 2006-8AR                                     Services Inc.

 Attn: Wells Fargo Bank, National Association    Contact: Kelvin Borre
       9062 Old Annapolis Road
       Columbia, MD 21045
       Attention:  Client Manager, MSM 2006-8AR

 Fax:  (410) 715-4513                            Fax:     (212) 507-3837

 Tel:  (410) 884-2000                            Tel:     (212) 761-1426

 REFERENCE NUMBER:  FRTN7
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-8AR ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of May 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2006, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:.................  With respect to any Calculation Period, the amount set forth for such
                                         Calculation Period in Schedule I
                                         attached hereto.

      Trade Date:......................  May 23, 2006

      Effective Date:..................  May 31, 2006

      Termination Date:................  May 25, 2011, subject to adjustment in accordance with the Business Day
                                         Convention

      Fixed Amounts:

            Fixed Rate Payer:..........  Party B

            Fixed Rate Payer Payment
              Dates:...................  The 25th calendar day of each month during the Term of this Transaction,
                                         commencing June 25, 2006 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention



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

            Fixed Rate Payer Period End
              Dates:...................  The 25th calendar day of each month during the Term of this Transaction,
                                         commencing June 25, 2006 and ending
                                         on May 25, 2011, subject to No
                                         Adjustment.

            Fixed Rate:................  5.36%

            Fixed Amount:..............  To be determined in accordance with the following formula:

                                         10 * Fixed  Rate *  Notional  Amount *
                                         Fixed Rate Day Count Fraction.

            Fixed Rate Day Count
              Fraction:................  30/360

      Floating Amounts:

            Floating Rate Payer:.......  Party A

            Floating Rate Payer Payment
              Dates:...................  Early Payment shall be applicable.
                                         For each Calculation Period, the
                                         Floating Rate Payer Payment Date
                                         shall be the first Business Day prior
                                         to the related Floating Rate Payer
                                         Period End Date.

            Floating Rate Payer Period
              End Dates:...............  The 25th calendar day of each month during the Term of this Transaction,
                                         commencing June 25, 2006 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention.

            Floating Rate Option:......  USD-LIBOR-BBA

            Floating Amount:...........  To be determined  in  accordance  with the following formula:

                                         10 * Floating  Rate * Notional  Amount
                                         * Floating Rate Day Count Fraction.

            Designated Maturity:.......  One month

            Floating Rate Day Count
              Fraction:................  Actual/360

            Reset Dates:...............  The first day of each Calculation
                                         Period.

            Compounding:...............  Inapplicable

            Business Days:.............  New York

            Business Day Convention:...  Following

      Amendment  to Section 2(c) of the
        Agreement:                       Notwithstanding anything to the
                                         contrary in Section 2(c) of the
                                         Agreement, amounts that are payable
                                         with respect to Calculation Periods
                                         which end in the same calendar month
                                         (prior to any adjustment of period
                                         end dates) shall be netted, as
                                         provided in Section 2(c) of the
                                         Agreement, even if such amounts are
                                         not due on the same payment date. For
                                         avoidance of


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

                                         doubt any payments pursuant to
                                         Section 6(e) of the Agreement shall
                                         not be subject to netting.

2.    Account Details and Settlement Information:

            Payments to Party A:

            Citibank, New York
            ABA No.: 021 000 089
            Account No.: 4072-4601
            Account Name: Morgan Stanley Capital Services Inc.

            Payments to Party B:

            Wells Fargo Bank, National Association
            ABA No. 121-000-248
            Account Name: Corporate Trust Clearing
            Account No. 3970771416 for further credit to 50922501, MSM 2006-8AR
            Ref: MSM 2006-8AR

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.


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

We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

                                 Very truly yours,

                                 MORGAN STANLEY CAPITAL SERVICES INC.



                                 By: /s/ Chairmaine Fearon
                                     ______________________________________
                                     Name: Chairmaine Fearon
                                     Title: Authorized Signatory

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2006-8AR

                                 By: /s/ Patricia M. Russo
                                     ______________________________________
                                     Name: Patricia M. Russo
                                     Title: Vice President



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

                                  SCHEDULE I
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     Line          Calculation Period      NotionalAmount ($)    Multiplier
   ---------  --------------------------  -------------------   ------------
       1        5/25/2006     6/25/2006       22,389,359.19         10
       2        6/25/2006     7/25/2006       21,282,043.13         10
       3        7/25/2006     8/25/2006       20,228,645.70         10
       4        8/25/2006     9/25/2006       19,226,542.06         10
       5        9/25/2006    10/25/2006       18,273,235.10         10
       6       10/25/2006    11/25/2006       17,366,349.25         10
       7       11/25/2006    12/25/2006       16,503,624.57         10
       8       12/25/2006     1/25/2007       15,682,911.13         10
       9        1/25/2007     2/25/2007       14,902,163.63         10
      10        2/25/2007     3/25/2007       14,159,436.34         10
      11        3/25/2007     4/25/2007       13,452,878.21         10
      12        4/25/2007     5/25/2007       12,780,728.31         10
      13        5/25/2007     6/25/2007       12,141,311.44         10
      14        6/25/2007     7/25/2007       11,533,033.90         10
      15        7/25/2007     8/25/2007       10,954,379.61         10
      16        8/25/2007     9/25/2007       10,403,906.26         10
      17        9/25/2007    10/25/2007        9,880,241.77         10
      18       10/25/2007    11/25/2007        9,382,080.81         10
      19       11/25/2007    12/25/2007        8,908,181.64         10
      20       12/25/2007     1/25/2008        8,416,212.40         10
      21        1/25/2008     2/25/2008        7,944,189.87         10
      22        2/25/2008     3/25/2008        7,528,369.31         10
      23        3/25/2008     4/25/2008        6,969,606.52         10
      24        4/25/2008     5/25/2008        6,562,572.77         10
      25        5/25/2008     6/25/2008        6,220,316.57         10
      26        6/25/2008     7/25/2008        5,900,426.10         10
      27        7/25/2008     8/25/2008        5,532,893.67         10
      28        8/25/2008     9/25/2008        5,246,478.67         10
      29        9/25/2008    10/25/2008        4,963,360.56         10
      30       10/25/2008    11/25/2008        4,643,801.07         10
      31       11/25/2008    12/25/2008        4,400,685.72         10
      32       12/25/2008     1/25/2009        4,120,519.21         10
      33        1/25/2009     2/25/2009        3,866,437.38         10
      34        2/25/2009     3/25/2009        3,611,556.02         10
      35        3/25/2009     4/25/2009        3,083,219.30         10
      36        4/25/2009     5/25/2009        2,901,454.45         10
      37        5/25/2009     6/25/2009        2,741,149.07         10
      38        6/25/2009     7/25/2009        2,776,617.58         10
      39        7/25/2009     8/25/2009        2,689,518.48         10
      40        8/25/2009     9/25/2009        2,558,446.71         10
      41        9/25/2009    10/25/2009        2,433,760.38         10
      42       10/25/2009    11/25/2009        2,315,148.60         10
      43       11/25/2009    12/25/2009        2,202,315.56         10
      44       12/25/2009     1/25/2010        2,094,979.78         10
      45        1/25/2010     2/25/2010        1,988,992.09         10
      46        2/25/2010     3/25/2010        1,888,121.21         10
      47        3/25/2010     4/25/2010        1,792,165.04         10
      48        4/25/2010     5/25/2010        1,700,884.20         10
      49        5/25/2010     6/25/2010        1,614,050.95         10
      50        6/25/2010     7/25/2010        1,524,060.76         10


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


     Line          Calculation Period      NotionalAmount ($)    Multiplier
   ---------  --------------------------  -------------------   ------------
      51        7/25/2010     8/25/2010        1,403,153.79         10
      52        8/25/2010     9/25/2010        1,300,333.64         10
      53        9/25/2010    10/25/2010        1,233,037.45         10
      54       10/25/2010    11/25/2010        1,166,983.87         10
      55       11/25/2010    12/25/2010        1,082,734.78         10
      56       12/25/2010     1/25/2011          999,212.37         10
      57        1/25/2011     2/25/2011          894,325.90         10
      58        2/25/2011     3/25/2011          449,579.15         10
      59        4/25/2011     5/25/2011          239,430.98         10





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